UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 MARCH 25, 2005


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                               0-13368 37-1103704
                     (Commission File Number) (IRS Employer
                              Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)










Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant  to Rule 425 under the  Securities  Act
     (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.  Other Events.

First Mid-Illinois Bancshares, Inc. announced that its wholly-owned subsidiary, First Mid-Illinois Bank & Trust, N.A., will be opening another full-service banking facility in Highland, Illinois. The Company plans to open the facility on Friday, April 1, 2005.

First Mid-Illinois Bancshares, Inc. also announced that its wholly-owned subsidiary, The Checkley Agency, Inc., will be moving its office location. The Checkley Agency, Inc. expects to open its new office in late 2005.

A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.   Financial Statements and Exhibits.

(a)  None required

(b)  None required

(c)  Exhibits

     Exhibit 99 - Press release issued March 25, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           FIRST MID-ILLINOIS BANCSHARES, INC.



Date:  March 25, 2005                      /s/ William S. Rowland

                                           William S. Rowland
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number            Description
--------------------------------------------------------------------------------
  99              Press release issued March 25, 2005

                                                                      Exhibit 99


TO:      PRESS

FROM:    Bill Rowland
         CEO, First Mid-Illinois Bancshares, Inc.

DATE:    3/25/05


First Mid-Illinois Bancshares, Inc. announced that its wholly-owned subsidiary, First Mid-Illinois Bank & Trust, N.A., will be opening another full-service banking facility in Highland, Illinois. The new facility will be located at the corner of Broadway and Cypress Street and provide customers a downtown location in addition to the existing facility on Route 143 in Highland. Chairman and Chief Executive Officer William S. Rowland said "We are pleased with the progress we have made in Highland since entering the community in 2001 and are excited about the opportunity to expand our branching network. We will now have twenty-five banking locations in seventeen Illinois communities." Highland
Regional President Gordon Smith commented "First Mid is pleased to have two Highland locations that will provide additional convenience for our customers as they travel to work, school, or home. Construction is nearing completion and we plan to open the facility on Friday, April 1, 2005."

First Mid-Illinois Bancshares also announced that its wholly-owned subsidiary, The Checkley Agency, Inc., will be moving its office location from 416 South 17th Street to 100 Lerna Road South in Mattoon, Illinois. The new location will be leased from BB&D Development, LLC. Checkley President Robert Jones stated "The new location off Route 16 will provide greater office space for us as we continue to expand our business. Construction will soon be underway with the new location expected to open this summer."

First Mid-Illinois Bancshares, Inc. is headquartered in Mattoon and is the parent company for First Mid-Illinois Bank & Trust, N.A., The Checkley Agency, Inc., and Mid-Illinois Data Services, Inc. First Mid-Illinois Bank and Trust, N.A., originally chartered as the 24th U.S. National Bank in 1865, has assets in excess of $820 million and manages an additional $350 million in assets through the Trust & Financial Services Division. First Mid currently operates banking centers in: Champaign, Urbana, Monticello, Mattoon, Charleston, Decatur, Effingham, Highland, Maryville, Neoga, Pocahontas, Sullivan, Altamont, Arcola, Tuscola, Taylorville, and De Land. More information about First Mid-Illinois Bancshares is available at www.firstmid.com.

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